SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: May 3, 1999
(Date of earliest event reported)

Commission File No. 333-61785

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Servicing Agreement, dated as of April 1, 1999, relating to the Empire Funding Home Loan Owner Trust 1999-1, Home Loan Asset Backed Notes, Series 1999-1)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
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             (Exact name of registrant as specified in its charter)



        Delaware                                        06-1204982
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(State of Incorporation)                    (I.R.S. Employer Identification No.)
1285 Avenue of the Americas
New York, New York                                         10019
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(Address of principal executive offices)                (Zip Code)



                                 (212) 713-2000
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              (Registrant's Telephone Number, including area code)



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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  Other Events

          On May 3, 1999, Empire Funding Home Loan Owner Trust 1999-1 (the "Owner Trust") issued the Home Loan Asset Backed Notes, Series 1999-1, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2 and Class B-1 (the "Offered Notes"), having an aggregate original principal balance of $233,750,000. The Offered Notes were issued pursuant to an Indenture, dated as of April 1, 1999 (the "Indenture"), between Empire Funding Home Loan Owner Trust 1999-1 (the "Owner Trust") and U.S. Bank National Association ("U.S. Bank" and in such capacity, the "Indenture Trustee"), a copy of which is filed as an exhibit hereto. Home Loan Asset Backed Notes, Series 1999-1, Class B-2 having an aggregate initial principal balance of $16,250,000 (the "Private Notes" and, together with the Offered Notes, the "Notes"), were also issued pursuant to the Indenture. The Owner Trust was formed by PaineWebber Mortgage Acceptance Corporation IV, a Delaware corporation (the "Registrant"), pursuant to an Owner Trust Agreement, dated as of April 1, 1999 (the "Owner Trust Agreement"), among the Registrant, Empire Funding Corp. ("Empire"), Wilmington Trust Company (the "Owner Trustee") and U.S. Bank, as paying agent (in such capacity, the "Paying Agent"), a copy of which is filed as an exhibit hereto. The Notes are secured by the assets of the Owner Trust, consisting of a grantor trust certificate (the "Grantor Trust Certificate") evidencing 100% of the beneficial ownership interests in Empire Funding Grantor Trust 1999-1 (the "Grantor Trust"). The Grantor Trust was established pursuant to a Grantor Trust Agreement, dated as of April 1, 1999 (the "Grantor Trust Agreement"), among the Registrant, U.S. Bank, as grantor trustee (in such capacity, the "Grantor Trustee"), Empire, as transferor and subservicer, ContiMortgage Corporation ("ContiMortgage"), as transferor and servicer, and California Lending Group, Inc. d/b/a United Lending Group ("ULG"), as transferor, a copy of which is filed as an exhibit hereto. The assets of the Grantor Trust consist primarily of a pool (the "Pool") of closed-end, fixed-rate home loans (the "Loans"), substantially all of which are secured by second lien mortgages, deeds of trust or other similar security instruments or unsecured. The Grantor Trust Certificate was sold by the Registrant to the Owner Trust pursuant to a Sale and Servicing Agreement, dated as of April 1, 1999 (the "Sale and Servicing Agreement"), among the Owner Trust, as issuer, the Registrant, U.S. Bank, as Grantor Trustee and Indenture Trustee, Empire, as subservicer and transferor, ULG, as transferor, ContiMortgage, as transferor and servicer, Norwest Bank Minnesota, National Association, as master servicer, and ContiFinancial Corporation, as guarantor, a copy of which is filed as an exhibit hereto.

          In addition, the Owner Trust, Empire and U.S. Bank, as administrator of the Owner Trust, have entered into an Administration Agreement, dated as of April 1, 1999 (the "Administration Agreement"), a copy of which is filed as an exhibit hereto.

          Interest on the Offered Notes will be paid on each Payment Date (as defined in the Sale and Servicing Agreement). Monthly payments in reduction of the principal balance of the Offered Notes will be allocated to the Offered Notes in accordance with the priorities set forth in the Sale and Servicing Agreement.

ITEM 7.  Financial Statements and Exhibits

                   (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.         Description

    (EX-4.1)        Indenture, dated as of April 1, 1999, between Empire Funding
                    Home  Loan  Owner  Trust  1999-1  and  U.S.   Bank  National
                    Association.

    (EX-4.2) Sale and Servicing Agreement, dated as of April 1, 1999, among PaineWebber Mortgage Acceptance Corporation IV, Empire Funding Home Loan Owner Trust 1999-1, Empire Funding Corp., California Lending Group, Inc., d/b/a United Lending Group, ContiMortgage Corporation, Norwest Bank Minnesota, National Association, ContiFinancial Corporation and U.S. Bank National Association.

    (EX-99.1)       Administration  Agreement,  dated as of April 1, 1999, among
                    Empire Funding Home Loan Owner Trust 1999-1,  Empire Funding
                    Corp. and U.S. Bank National Association.

    (EX-99.2)       Owner  Trust  Agreement,  dated as of April 1,  1999,  among
                    PaineWebber  Mortgage  Acceptance   Corporation  IV,  Empire
                    Funding  Corp.,  Wilmington  Trust  Company  and  U.S.  Bank
                    National Association.

    (EX-99.3)       Grantor Trust  Agreement,  dated as of April 1, 1999,  among
                    PaineWebber  Mortgage  Acceptance   Corporation  IV,  Empire
                    Funding Corp., ContiMortgage Corporation, California Lending
                    Group,  Inc.,  d/b/a  United  Lending  Group  and U.S.  Bank
                    National Association.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV

May 3, 1999

                                  By:   /s/ BARBARA J. DAWSON
                                        ----------------------------------------
                                        Name:  Barbara J. Dawson
                                        Title:  Senior Vice President

                                INDEX TO EXHIBITS

                                                                                 Paper (P) or
Exhibit No.    Description                                                       Electronic(E)
(EX-4.1)       Indenture, dated as of April 1, 1999, between Empire Funding Home      E
               Loan Owner Trust 1999-1 and U.S. Bank National Association.

(EX-4.2)       Sale and Servicing  Agreement,  dated as of April 1, 1999,  among      E
               PaineWebber  Mortgage  Acceptance  Corporation IV, Empire Funding
               Home Loan Owner Trust 1999-1,  Empire Funding  Corp.,  California
               Lending Group,  Inc.,  d/b/a United Lending Group,  ContiMortgage
               Corporation,   Norwest  Bank  Minnesota,   National  Association,
               ContiFinancial Corporation and U.S. Bank National Association.

(EX-99.1)      Administration Agreement, dated as of April 1, 1999, among Empire      E
               Funding Home Loan Owner Trust 1999-1,  Empire  Funding Corp.  and
               U.S. Bank National Association.

(EX-99.2)      Owner  Trust  Agreement,   dated  as  of  April  1,  1999,  among      E
               PaineWebber  Mortgage  Acceptance  Corporation IV, Empire Funding
               Corp.,   Wilmington   Trust   Company  and  U.S.   Bank  National
               Association.

(EX-99.3)      Grantor  Trust  Agreement,  dated  as  of April  1,  1999,  among      E
               PaineWebber  Mortgage  Acceptance  Corporation IV, Empire Funding
               Corp., ContiMortgage Corporation, California Lending Group, Inc.,
               d/b/a United Lending Group and U.S. Bank National Association.


                                      -5-